Northwestern Mutual Series Fund, Inc.
Supplement Dated July 25, 2023 to the
Statutory Prospectus Dated May 1, 2023
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Prospectus”), as supplemented June 7, 2023. You should read this Supplement together with the Prospectus.
Sub-Adviser Change for Large Cap Blend Portfolio
In connection with the replacement of Fiduciary Management, Inc. (“Fiduciary”) by J.P. Morgan Investment Management, Inc. (“JP Morgan”) as sub-adviser to the Fund’s Large Cap Blend Portfolio (the “Portfolio”) effective on or about July 31, 2023, certain sections of the Prospectus shall be amended as noted below. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.
The following amendments to the Prospectus shall be effective July 31, 2023:
The “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:
“Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity securities of large- and medium-capitalization U.S. companies listed or traded on U.S. securities exchanges. The Portfolio defines large capitalization companies as those with a market capitalization in excess of $5 billion, at the time of investment. The Portfolio may also invest up to 20% of its net assets in common stocks of foreign issuers, and may hold American Depositary Receipts (ADRs). The Portfolio may invest in real estate investment trusts (REITs).
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform the benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of the benchmark.
In managing the Portfolio, the Adviser employs a three-step process that combines research, valuation and stock selection. The Adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the Adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the Adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio invests. The Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These ESG factor assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. Examples of ESG factors which may be considered (which are provided for illustrative purposes only, are not exhaustive and may not be relevant to a particular investment) are climate change risk, human capital management and executive compensation. The Adviser’s ESG integration approach does not change the Portfolio’s investment objective, exclude specific types of industries or companies or limit the Portfolio’s investable universe. The Portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals. On behalf of the

Portfolio, the Adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the Adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:
•catalysts that could trigger a rise in a stock’s price
•high potential reward compared to potential risk
•temporary mispricings caused by apparent market overreactions.”
The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to delete the  Security Focus Risk and add the following risks:
“•Mid Cap CompanyRisk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.”
The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following after the second sentence of the first paragraph:
“Prior to July 31, 2023, the Portfolio was managed by a different sub-adviser. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.
The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: J.P. Morgan Investment Management, Inc. (JP Morgan)
Portfolio Managers:
Scott B. Davis, Managing Director, joined JP Morgan in 2006 and has managed the Portfolio since July 2023.
David Small, Managing Director, joined JP Morgan in 2005 and has managed the Portfolio since July 2023.
Shilpee Raina, Executive Director, joined JP Morgan in 2005 and has managed the Portfolio since July 2023.”
The paragraph relating to Fiduciary under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers” is deleted.

The following paragraph is added about JP Morgan under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers:”
“J.P. Morgan Investment Management Inc (“JPMIM”), 383 Madison Avenue, New York, NY 10179, serves as sub-adviser to the Large Cap Blend Portfolio effective from and after July 31, 2023. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.”
The following text replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Large Cap Blend Portfolio:”
“Scott B. Davis, Managing Director, joined J.P. Morgan Investment Management Inc. in 2006, previously worked as an analyst in the U.S. Equity Research Group, became a portfolio manager in 2013 and has managed the Portfolio since July 2023.
David Small, Managing Director, joined J.P. Morgan Investment Management Inc. in 2005, was the Associate Director of U.S. Equity Research from July 2015 to July 2016, became a portfolio manager in 2016, is the current Head of U.S. Equity Research and has managed the Portfolio since July 2023.
Shilpee Raina, Executive Director, CFA charterholder, joined J.P. Morgan Investment Management Inc. in 2005, previously worked as a research analyst on the JPMorgan Equity Income and U.S. Value funds, and has managed the Portfolio since July 2023.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated July 25, 2023 to the
Statement of Additional Information Dated May 1, 2023
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023, as supplemented June 7, 2023. You should read this Supplement together with the SAI.
Sub-Adviser Change for Large Cap Blend
On May 1, 2023, the Fund’s Board of Directors approved the replacement of Fiduciary Management, Inc. (“Fiduciary”) as the sub-adviser for the Fund’s Large Cap Blend Portfolio (the “Portfolio”), with J.P. Morgan Investment Management, Inc. (“JPMIM”), who will serve as sub-adviser to the Fund’s Portfolio. JPMIM will begin to provide sub-advisory services on or about July 31, 2023. In approving the Investment Sub-Advisory Agreement related to the foregoing engagement with JPMIM, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
As a result of the foregoing change, effective July 31, 2023, all references to Fiduciary as the sub-adviser for the Fund’s Portfolio are deleted and certain sections of the SAI shall be amended as noted below.
The Sub-Advisers
“The Sub-Advisers” section beginning on page B-61 is revised so that the paragraph related to Fiduciary is deleted and replaced with the following:
“J.P. Morgan Investment Management Inc (“JPMIM”), 383 Madison Avenue, New York, NY 10179, provides investment services to the Large Cap Blend Portfolio pursuant to an investment sub-advisory agreement. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For the services provided for the Large Cap Blend Portfolio, Mason Street Advisors pays JPMIM a fee at the annual rate of 0.30% on the first $100 million of the Portfolio’s assets, 0.20% on the next $500 million, and 0.18% on assets in excess of $600 million. As of March 31, 2023, assets under management were $2.59 trillion.

Disclosure of Non-Public Holdings Information
The table beginning on page B-71 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS—Disclosure of Non-Public Holdings Information” is revised so that the disclosures with respect to the Portfolio, read as follows:
Large Cap Blend Portfolio (sub-advised by J.P. Morgan Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy
service provider
•Bloomberg, in connection with market data, financial
information ownership data and corporate ESG
disclosure
•Factset, in connection with market data, financial
information ownership data and corporate ESG
disclosure
•CTM, in connection with electronic trade
confirmation
•GES International (Sustainalytics), in connection
with proxy voting research, recommendations and
voting management
•Glass Lewis & C, in connection with proxy voting
research, recommendations and voting management
•IDC ICE, in connection with corporate action
processing
•FIX XSP, in connection with corporate action
processing
•Financial Recovery Technology, in connection with
the collection and filing of class action litigation
claims

Appendix D Updates Related to Sub-Adviser Change
The “Other Accounts Managed by Portfolio Managers” table beginning on page B-98 is hereby amended to: (1) delete references to Patrick J. English, John S. Brandser, Jonathan T. Bloom, Dain C. Tofson, Robert M. Helf, Daniel G. Sievers, Matthew T. Sullivan, Jordan S. Teschendorf; Benjamin D. Karek and Julia L. Ramon; and (2) add new portfolio managers affiliated with JPMIM with respect to the Portfolio. The information below is as of May 31, 2023:
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott B. Davis	Large Cap Blend Portfolio	20 registered investment companies with $26.2 billion in total assets under management	6 other pooled investment vehicles with $12.8 billion in total assets under management	30 other accounts with $15.1 billion in total assets under management. 2 other accounts with $1.1 billion in total assets which charges an advisory fee based on the performance of the account

David Small	Large Cap Blend Portfolio	15 registered investment companies with $32.3billion in total assets under management	6 other pooled investment vehicles with $13.9 billion in total assets under management	21 other accounts with $4.8 billion in total assets under management. 5 other accounts with $1.3 billion in total assets which charges an advisory fee based on the performance of the account

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Shilpee Raina	Large Cap Blend Portfolio	20 registered investment companies with $26.3 billion in total assets under management	7 other pooled investment vehicles with $15.8billion in total assets under management	30 other accounts with $15.7 billion in total assets under management. 2 other accounts with $1.1 billion in total assets which charges an advisory fee based on the performance of the account
Under the “Compensation of Portfolio Managers” sub-section beginning on page B-112, the information relating to Fiduciary is deleted and replaced with the following:
“J.P. Morgan Investment Management, Inc. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The Firm’s disciplined pay-for-performance framework focuses on Total Compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
•individual contribution relative to the client’s risk and return objectives; and

•adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset Management, as applicable, which contains relevant Environmental, Social and Corporate Governance (“ESG”) factors that are intended to guide investment decision-making.”
Under the “Conflicts of Interest” sub-section beginning on page B-124, the information relating to Fiduciary is deleted and replaced with the following:
“J.P. Morgan Investment Management, Inc. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’

employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.”
Portfolio Manager Securities Ownership
As of May 31, 2023, Scott B. Davis, David Small, and Shilpee Raina do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Large Cap Blend Portfolio.
Proxy Voting Policies and Procedures
Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to Fiduciary are deleted and replaced with the following Proxy Voting Procedures related to JPMIM:
J.P. Morgan Investment Management, Inc.
April 2023
Proxy Voting Guidelines. The Board of Trustees has delegated to JPMorgan and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the Procedures) that incorporate guidelines (Guidelines) for voting proxies on specific types of issues.
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are not conflicts of interest that would prevent such vendor from performing such proxy voting services prior to delegation, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. With respect to matters not contemplated by the Guidelines and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
A complete set of proxy voting guidelines may be found here: https://am.jpmorgan.com/content/dam/jpm-am-aem/americas/us/en/supplemental/proxy-information/global-procedures-and-guidelines.pdf
Please retain this Supplement for future reference.